UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 26, 2018

Corix Bioscience, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

16772 West Bell Road, Suite 110-471 in Surprise, Arizona 85374

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

18662 MacAurther Boulevard, Suite 200 in Irvine, California 92612

(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

34225 N. 27th Drive, Building 5, Suite 238 in Phoenix, Arizona 85085

(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Corix Bioscience, Inc., a Wyoming corporation (the “Company”) files this Current Report on Form 8-K to disclose information revealed to the Company through the sworn testimony of three shareholders: George Elam, William Bills, and Joaquin Flores (the “Shareholders”). The Shareholders claim that certain documents bearing their signatures are not authentic, were not signed by them, and were not signed with their permission.

George Elam testified that a Voting Statement with his signature is not authentic. He claims that his signature was signed by the Company’s Chief Executive Officer, Michael Ogburn. Mr. Ogburn contends that he was given verbal permission to sign Mr. Elam’s name and confirmed he did so with Mr. Elam shortly thereafter. The Voting Statement was filed with the Securities and Exchange Commission (the “Commission”). The Voting Statement served to confirm the corporate actions taken at the Board of Directors of the Company during its recent merger with IX Biotechnology, Inc., a Wyoming corporation (“IXB”). The merger was not contingent on shareholder consent, as the Board of Directors determined the merger could be effectuated at the board level pursuant to the Company’s Bylaws, as amended. Though the Voting Statement is not binding on the Company for purposes of the merger with IXB or other recent corporate actions, the Company advises that Mr. Elam’s Voting Statement should not be relied on, based on his recent testimony. Mr. Ogburn maintains that Mr. Elam provided him with verbal permission to signing Mr. Elam’s name.

Joaquin Flores, a former member of the Board of Directors, tendered his resignation to the Company on or about August 4, 2017. Mr. Flores’ Resignation Letter was filed with the Commission as an exhibit to the Company’s Current Report on Form 8-K dated August 4, 2017, incorporated herein by reference. Mr. Flores stated in his Resignation Letter that he did not agree to serve on the Company’s Board of Directors. He also claimed, at that time, that documents filed with the Commission bearing his name were not authentic and were signed by another individual without his consent. A prior investigation conducted by the Company concluded that Mr. Ogburn had signed Mr. Flores’ name with permission to the Corporate Resolution of the Board of Directors of American Housing Income Trust, Inc., dated April 4, 2017 and filed with the Commission as an exhibit to its Current Report on Form 8-K dated April 4, 2017, incorporated herein by reference (the “Board Consent”). The Company disputed that other documents were not authentic based on (1) regular communications sent to Mr. Flores regarding the Company’s operations, (2) Mr. Flores’ acceptance of 1,500,000 shares of common stock as a result of the IXB merger, (3) Mr. Flores’ failure to alert the Company of any authenticity issues for over three months prior to his appointment, and (4) Mr. Ogburn’s representations that Mr. Flores had provided verbal approval to sign Mr. Flores’ name to the aforementioned Board Consent. Mr. Flores reiterated this testimony during a recent deposition under oath. Mr. Ogburn has since clarified his prior statement. Mr. Ogburn states that Mr. Flores provided him with broad discretion to sign Mr. Flores’ name to board resolutions or other documents during the months following the IXB merger. Mr. Ogburn states that Mr. Flores informed him in March of 2017 that he no longer wanted to sit on the Board of Directors, but agreed to do so until the merger between the Company and IXB was complete and finalized. During the time Mr. Flores sat on the Board of Directors, the Company’s two other directors—Mr. Ogburn and Brian Werner—voted in favor of all corporate actions taken by the Company. The votes of Mr. Ogburn and Mr. Werner were independently sufficient to approve of all corporate actions taken by the Company pursuant to the Company’s Bylaws, as amended. The Company takes the position that, while it is believed that Mr. Flores was aware of his appointment and participation on the Board of Directors, because of Mr. Flores’ recent testimony, Mr. Flores’ signature should not be relied on in any filings with the Commission. Mr. Ogburn maintains that Mr. Flores provided Mr. Ogburn verbal permission to sign Mr. Flores’ name to all documents filed with the Commission prior to Mr. Flores’ resignation.

William Bills, a signatory to a document titled Farm Lease Agreement (the “Farm Lease”) filed with the Commission, provided sworn testimony that his signature on the Farm Lease is not authentic. The Company maintains the position set for in its prior Current Report on Form 8-K filed August 4, 2017, incorporated herein by reference. Mr. Ogburn denies signing Mr. Bills’ name to the Farm Lease and maintains the Farm Lease was signed by Mr. Bills.

Notably, though the Shareholders identified herein have alleged that they were not informed of the Stock Exchange Agreement between IXB and the Company, and in the case of Mr. Flores and Mr. Bills, did not want to receive shares of the Company’s common stock pursuant to the Stock Exchange Agreement, none of the Shareholders have sought to return the common stock they received from the Company. The Company is in the process of determining how best to facilitate the return of the Company’s stock, given the Shareholder’s claim that they do not wish to possess the same.

Given the Shareholder’s sworn testimony, the Company is investigating what actions need to be taken with the State of Wyoming, State of Maryland, and Financial Industry Regulatory Authority (“FINRA”) to address the Company’s recent conversion from a Maryland corporation to a Wyoming corporation, which required shareholder approval. It is the Company’s intent to take steps to rescind the conversion, based on the Shareholders’ testimony. However, The Company maintains that the Stock Exchange Agreement between the Company and IXB, the IXB merger, and any/all Board-level actions taken by the Board of Directors since March 17, 2017 are not, in any way, altered or affected by the Shareholder’s testimony. Nevertheless, out of an abundance of caution, the Company takes the position that no reliance should be placed on documents filed with the Commission bearing the Shareholders’ signatures, given their recent sworn testimony.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:  /s/ Michael Ogburn

Name:  Michael Ogburn

Title: Chief Executive Officer and President

Dated: February 27, 2018

-4-